                             [LLOYD'S POLICY LOGO]


--------------------------------------------------------------------------------

We, Underwriting Members of the syndicates whose definitive numbers and proportions are shown in the Table attached hereto (hereinafter referred to as 'the Underwriters'), hereby agree, in consideration of the payment to Us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss, including but not limited to associated expenses specified herein, if any, to the extent and in the manner provided in this Policy.

The Underwriters hereby bind themselves severally and not jointly, each for his own part and not one for another, and therefore each of the Underwriters (and his heirs, Executors and Administrators) shall be liable only for his own share of his syndicate's proportion of any such loss and of any such expenses. The identity of each of the Underwriters and the amount of his share may be ascertained by the Assured or the Assured's representative on application to Lloyd's Policy Signing Office, quoting the Lloyd's Policy Signing Office number and date shown in the Table.

If the Assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

In Witness whereof the General Manager of Lloyd's Policy Signing Office has signed this Policy on behalf of each of Us.

/s/
LLOYD'S POLICY SIGNING OFFICE
General Manager

                                                   FOR EMBOSSMENT BY
                                                   LLOYD'S POLICY SIGNING STAFF

J(A) NMA 2421 (26/9/91) Form approved by Lloyd's Underwriters' Non-Marine
     Association Limited.
     Set and Printed by CBC City Print Limited. 071-353 1000

U.S.A.
------
                 NEW SHORT RATE CANCELLATION TABLE ENDORSEMENT

        NOTWITHSTANDING anything to the contrary contained herein and in consideration of the premium for which this insurance is written it is agreed that in the event of cancellation thereof by the Assured the earned premium shall be computed as follows:--

                         SHORT RATE CANCELLATION TABLE

        A.  For insurances written for one year:--


                                   Percent                                          Percent
  Days                               of            Days                               of
Insurance                         One Year       Insurance                         One Year
in force                           Premium        in force                          Premium
        1   .........................  5          154--156   ......................... 53
        2   .........................  6          157--160   ......................... 54
   3--  4   .........................  7          161--164   ......................... 55
   5--  6   .........................  8          165--167   ......................... 56
   7--  8   .........................  9          168--171   ......................... 57
   9-- 10   ......................... 10          172--175   ......................... 58
  11-- 12   ......................... 11          176--178   ......................... 59
  13-- 14   ......................... 12          179--182   (6 months)............... 60
  15-- 16   ......................... 13          183--187   ......................... 61
  17-- 18   ......................... 14          188--191   ......................... 62
  19-- 20   ......................... 15          192--196   ......................... 63
  21-- 22   ......................... 16          197--200   ......................... 64
  23-- 25   ......................... 17          201--205   ......................... 65
  26-- 29   ......................... 18          206--209   ......................... 66
  30-- 32   (1 month)................ 19          210--214   (7 months)............... 67
  33-- 36   ......................... 20          215--218   ......................... 68
  37-- 40   ......................... 21          219--223   ......................... 69
  41-- 43   ......................... 22          224--228   ......................... 70
  44-- 47   ......................... 23          229--232   ......................... 71
  48-- 51   ......................... 24          233--237   ......................... 72
  52-- 54   ......................... 25          238--241   ......................... 73
  55-- 58   ......................... 26          242--246   (8 months)............... 74
  59-- 62   (2 months)............... 27          247--250   ......................... 75
  63-- 65   ......................... 28          251--255   ......................... 76
  66-- 69   ......................... 29          256--260   ......................... 77
  70-- 73   ......................... 30          261--264   ......................... 78
  74-- 76   ......................... 31          265--269   ......................... 79
  77-- 80   ......................... 32          270--273   (9 months)............... 80
  81-- 83   ......................... 33          274--278   ......................... 81
  84-- 87   ......................... 34          279--282   ......................... 82
  88-- 91   (3 months)............... 35          283--287   ......................... 83
  92-- 94   ......................... 36          288--291   ......................... 84
  95-- 98   ......................... 37          292--296   ......................... 85
  99--102   ......................... 38          297--301   ......................... 86
 103--105   ......................... 39          302--305   (10 months).............. 87
 106--109   ......................... 40          306--310   ......................... 88
 110--113   ......................... 41          311--314   ......................... 89
 114--116   ......................... 42          315--319   ......................... 90
 117--120   ......................... 43          320--323   ......................... 91
 121--124   (4 months)............... 44          324--328   ......................... 92
 125--127   ......................... 45          329--332   ......................... 93
 128--131   ......................... 46          333--337   (11 months).............. 94
 132--135   ......................... 47          338--342   ......................... 95
 136--138   ......................... 48          343--346   ......................... 96
 139--142   ......................... 49          347--351   ......................... 97
 143--146   ......................... 50          352--355   ......................... 98
 147--149   ......................... 51          356--360   ......................... 99
 150--153   ......................... 52          361--365   (12 months)..............100


        B.  For insurances written for more or less than one year:--
            1. If insurance has been in force for 12 months or less, apply the standard short rate table for annual insurances to the full annual premium determined as for an insurance written for a term of one year.
            2.  If insurance has been in force for more than 12 months:
                    a. Determine full annual premium as for an insurance written for a term of one year.
                    b. Deduct such premium from the full insurance premium, and on the remainder calculate the pro rata earned premium on the basis of the ratio of the length of time beyond one year the insurance has been in force to the length of time beyond one year for which the insurance was originally written.
                    c.  Add premium produced in accordance with items (a) and
                        (b) to obtain earned premium during full period insurance has been in force.

U.S.A.
------

     NUCLEAR INCIDENT EXCLUSION CLAUSE--LIABILITY--DIRECT (BROAD)
      (Approved by Lloyd's Underwriters' Non-Marine Association)

    For attachment to insurances of the following classifications in the U.S.A., its Territories and Possessions, Puerto Rico and the Canal Zone:--

                Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability), not being insurances of the classifications to which the Nuclear Incident Exclusion Clause--Liability--Direct (Limited) applies.

This policy*
-----------
                                                               does not apply:--

        I. Under any Liability Coverage, to injury, sickness, disease, death or destruction

                (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been insured would be entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

       II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

      III. Under any Liability Coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if

                (a) The nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom:

                (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                (c) The injury, sickness, disease, death or destruction arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions Canada, this exclusion ... applies only in injury to or destruction of property at such nuclear facility.

       IV.  As used in this endorsement:

            "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material"; "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed in radiation in a nuclear reactor; "waste" means any waste material (i) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

                (a)  any nuclear reactor,

                (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium,
                     (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste;

        and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical means of fissionable material.
        With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property.

        It is understood and agreed that, except as specifically provided in the foregoing to the contrary, this clause is subject to the terms, exclusions, conditions and limitations of the Policy to which it is attached.

        "NOTE:--As respects policies which afford liability coverage and other forms of coverage in addition, the words underlined should be amended to designate the liability coverage which this clause is to apply.

U.S.A.
------

       RADIOACTIVE CONTAMINATION EXCLUSION CLAUSE -- LIABILITY -- DIRECT
           (Approved by Lloyd's Underwriters' Non-Marine Association)

        For attachment (in addition to the appropriate Nuclear Incident Exclusion Clause -- Liability -- Direct) to liability insurance affording worldwide coverage.

        In relation to liability arising outside the U.S.A., its Territories or Possessions, Puerto Rico or the Canal Zone, this Policy does not cover any liability of whatsoever nature directly or indirectly caused by or contributed to by or arising from ionizing radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.



LINES CLAUSE

This Insurance, being signed for 78.6506% of 100% insures only that proportion of any loss, whether total or partial, including but not limited to that proportion of associated expenses, if any, to the extent and in the manner provided in this Insurance.

The percentages signed in the Table are percentages of 100% of the amount(s) of Insurance stated herein.

P13184

ATTACHING TO AND FORMING PART OF POLICY NO. ZKA9400406/D1767-2-94

ENDORSEMENT NO. 4.

In consideration of the premium charged, it is hereby understood and agreed that:

1. Item G. of the Declarations is deleted and the following is substituted therefor:

Item G.           Primary Policy :

                  Primary Insurer:  Federal Insurance Company
                  Policy No:   8103-53-79-F
                  Applicable Primary Coverage:
                           (1)      Executive Liability and Indemnification
                                    Coverage Section (Form 14-02-0943)
                           (2)      Outside  Directorship  Liability  Coverage
                                    Section  (Form 14-02-0951)
                           and any applicable terms and conditions pertaining thereto.
                  Applicable Limit of Liability:
                           (a)      each Loss $15,000,000
                           (b)      each Policy Period $15,000,000
                  Deductibles:      Nil/Nil/$500,000
                  Participation/Co-Insurance:        None
                  Policy Period: from 11th August 1994 to 11th August 1995

2. Clause II DEFINITIONS A. is deleted and the following is substituted therefor:

         A. "Primary Policy" shall mean only the (1) Executive Liability and Indemnification Coverage Section (Form 14-02-0943) and (2) the Outside Directorship Liability Coverage Section (Form 14-02-0951) and any applicable terms and conditions pertaining thereto of the Executive Protection Policy issued by Federal Insurance Company as identified in Item G. of the Declarations, and shall not include any other coverage section contained in such policy.

3.       Clause IV.B. is deleted and the following substituted therefor:

         B. The Primary Policy provides coverage under two separate sections with a separate limit of liability for each: (1) Executive Liability and Indemnification Coverage Section; and
                  (2) Outside Directorship Liability Coverage Section. Underwriters however afford only a single limit of liability, and thus the amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters for all loss resulting from all claims made against the directors and officers during the Policy Period in excess of either and/or both coverage sections of the Primary Policy, together with all claims made against the directors and officers which, in accordance with Clause IV.E. or Clause V.B., shall be deemed to have been made during the Policy Period.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

ATTACHING TO AND FORMING PART OF POLICY NO. ZKA9400406/D1767-2-94



ENDORSEMENT NO. 3.

In consideration of the premium charged, it is hereby understood and agreed that Underwriters shall not be liable to make any payment for Loss in connection with any Claims based upon or arising out of facts alleged in Directors and Officers litigation as detained in Part II Item 1 of the form 10 Q dated 2nd April 1994.




ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

ATTACHING TO AND FORMING PART OF POLICY NO. ZKA9400406/D1767-2-94


ENDORSEMENT NO. 2.

In consideration of the premium charged for this Policy, it is hereby understood and agreed that the Policy is amended by the addition of the following:

VIII.    DISCOVERY CLAUSE

         If Underwriters shall cancel or refuse to renew this Policy the Named Insured shall have the right, upon payment of an additional premium of 100% of the full annual premium, to a period of 12 months following the effective date of such cancellation or non renewal (herein referred to as the Discovery Period) in which to give written notice to Underwriters of claims first made against the Named Insured during said 12 month period for any wrongful act occurring prior to the end of the Policy Period and otherwise covered by this Policy. As used herein, "full annual premium" means the premium level in effect immediately prior to the end of the Policy Period.

         The rights contained in this clause shall terminate, however, unless written notice of such election together with the additional premium due is received by Underwriters within ten (10) days of the effective date of cancellation or non renewal.

         The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancellable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of Premium.

         The offer by Underwriters of renewal terms, conditions, Limits of Liability and/or Premiums different from those of the expiring Policy shall not constitute refusal to renew.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

ATTACHING TO AND FORMING PART OF POLICY NO. ZKA9400406/D1767-2-94



ENDORSEMENT NO. 1.

In consideration of the premium charged for this Policy, it is hereby understood and agreed that Underwriters shall not be liable to make any payment for loss in connection with any claim made against the directors or officers based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving:

         (1) any prior and/or pending litigation as of 11th August 1994 or

         (2) any fact, circumstance, situation, transaction or event underlying or alleged in such litigation,

         regardless of the legal theory upon which such claim is predicated.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

L(88)RL. 11.01 (Amended)

                            SEVERAL LIABILITY NOTICE


The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.



LSW 1001 (Insurance) 08/94

Schedule

--------------------------------------------------------------------------------
Policy or Certificate No.      ZKA9400406/  D1767-2-94     Contract No. (if any)
--------------------------------------------------------------------------------


The name and address of the Assured
                                                     LIZ CLAIBORNE INC.
                                                     1 Claiborne Avenue,
                                                     North Bergen,
                                                     New Jersey 07047.




--------------------------------------------------------------------------------
The risk, interest, location and sum insured hereunder




EXCESS DIRECTORS AND OFFICERS AND COMPANY REIMBURSEMENT INDEMNITY

         AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED WORDING

                  WHICH IS HEREBY DECLARED TO BE INCORPORATED IN

                              AND TO FORM PART OF THIS POLICY



                                             * * * * *








*        at Noon Standard Time at the Principal Address as stated herein




--------------------------------------------------------------------------------
The Premium

                  US $74,718.07 part of US $95,000.00
--------------------------------------------------------------------------------
The period of insurance from 11th August 1994 to 11th August 1995 both days and for such further period or periods as may be mutually agreed upon
--------------------------------------------------------------------------------
Dated in London the 28th November 1994
--------------------------------------------------------------------------------
J or J(A) (Schedule) NMA 2422 for attachment to NMA 2420, NMA 2421, NMA 2461 or NMA 2462

                                  DECLARATIONS
                       EXCESS DIRECTORS AND OFFICERS AND
                     COMPANY REIMBURSEMENT INDEMNITY POLICY

NOTICE: THIS POLICY SUBJECT TO ITS TERMS APPLIES ONLY TO ANY CLAIM MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS REASONABLE AND NECESSARY LEGAL FEES AND EXPENSES IN DEFENDING THE DIRECTORS AND OFFICERS. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED HEREUNDER.


These Declarations along with the completed signed Application, including attachments, and the Policy with Endorsements shall constitute the contract between those insured hereunder and Underwriters.


Item A.           Named Insured:            LIZ CLAIBORNE INC.

                  Principal Address:        1 Claiborne Avenue,
                                            North Bergen,
                                            New Jersey 07047.


Item B.           Policy Period:

                  11th August 1994  to  11th August 1995
                  both days at Noon Standard Time At The Principal Address stated in Item A.

Item C.           Limit of Liability:       $ 10,000,000 in the
                                            aggregate, each policy year.

Item D.           Premium: $95,000.00  (100%)

Item E. Notification to Underwriters pursuant to Clause V. shall be given to:

                  Peterson and Ross, attention Theodore A. Boundas, 200 E. Randolph Drive, Suite 7300, Chicago, Illinois 60601-6969.







DOXS - 89

Item F.  Form numbers of endorsements attached at issuance:

         Nuclear Incident Exclusion Clause - Liability - Direct (Broad) Radioactive Contamination Exclusion Clause - Liability - Direct New Short Rate Cancellation Table Endorsement
         Endorsement No. 1 L(88)RL. 11.01 (Amended)
         Endorsement No. 2
         Endorsement No. 3
         Endorsement No. 4


Item G.  Primary Policy :

         Primary Insurer:  See Endorsement No. 4
         Policy No:
         Limits of Liability:
         Retentions/Deductibles:
         Participation/Co-Insurance:
         Policy Period:  from _________________ to ________________

Item H.  Underlying Excess Policies:

         First Underlying Excess Insurer:
         Policy No:
         Limits of Liability:
         Retentions/Deductibles:
         Participation/Co-Insurance:
         Policy Period:  from __________________ to _______________________

         Second Underlying Excess Insurer:
         Policy No:
         Limits of Liability:
         Retentions/Deductibles :
         Participation/Co-Insurance:
         Policy Period:  from ____________________ to _________________________

         Third Underlying Excess Insurer:
         Policy No:
         Limits of Liability:
         Retentions/Deductibles:
         Participation/Co-Insurance:
         Policy Period:   from _________________ to _____________________

         Fourth Underlying Excess Insurer:
         Policy No:
         Limits of Liability:
         Retentions/Deductibles:
         Participation/Co-Insurance:
         Policy Period:   from __________________ to ______________________

                       EXCESS DIRECTORS AND OFFICERS AND
                     COMPANY REIMBURSEMENT INDEMNITY POLICY


In consideration of the payment of the premium, in reliance upon the statements in the Application attached hereto and made a part hereof, subject to the Declarations made a part hereof and subject to all of the terms of this Policy, Underwriters agree as follows:

I.       CONFORMANCE WITH PRIMARY POLICY

         Except as regards:

         (1)      the premium, and

         (2)      the amounts and limits of liability, and

         (3) the subject matter of Clauses II., III., IV., V., VI., VII. and Endorsements as attached hereto, and

         (4)      as otherwise may be provided herein,

         this Policy is subject to the same insuring clauses, definitions, terms, conditions, exclusions and other provisions, as those set forth in the Primary Policy as described in the materials submitted to Underwriters in connection with the application for this Policy. No changes to the Primary Policy as so described shall be binding upon Underwriters under this Policy unless specifically endorsed hereon.

II.      DEFINITIONS

         The following terms whenever used in this Policy shall have the meanings indicated.

         A. "Primary Policy" shall mean the policy identified in Item G. of the Declarations

         B.       "Underlying Policies" shall mean the policies outlined in Item
                  G. and H. of the Declarations.

         C. "Underlying Limit of Liability" shall mean the combined limits of liability of the Underlying Policies as set forth in Items
                  G. and H. of the Declarations, less any reduction or exhaustion of said limits of liability due to payment of loss under said policies.

III.     MAINTENANCE OF UNDERLYING POLICIES

         This Policy provides excess coverage only. It is a condition precedent to the coverage afforded under this Policy that those insured hereunder maintain the Underlying Policies with retentions/deductibles, participation/co-insurance and limits of liability (subject to reduction or exhaustion as a result of loss payments), as set forth in Items G. and H. of the Declarations. This policy does not provide coverage for any loss not covered by the Underlying Policies except and to the extent that such loss is not paid under the Underlying Policies solely by reason of the reduction or exhaustion of the Underlying Limits of Liability through payments of loss thereunder. In the event the insurer under one or more of the Underlying Policies fails to pay loss in connection with any claim as a result of the insolvency, bankruptcy or liquidation of said insurer, then those insured hereunder shall be deemed self-insured for the amount of the limit of liability of said insurer which is not paid as a result of such insolvency, bankruptcy or liquidation.

IV.      LIMIT OF LIABILITY

A. Subject to Clause IV.B., Underwriters shall be liable to pay loss which is in excess of:

         (1)      the Underlying Limit of Liability plus

         (2)      the applicable retention or deductible under the Primary
                  Policy:

         up to the Limit of Liability as shown under Item C. of the Declarations resulting from each claim made against the directors and officers.

B. The amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters for all loss resulting from all claims made against the directors and officers during the Policy Period, together with all claims made against the directors and officers which, in accordance with Clause IV.E. or Clause V.B., shall be deemed to have been made during the Policy Period.

C. Underwriters shall be liable only after the insurers under each of the Underlying Policies have paid or have been held liable to pay the full amount of the Underlying Limit of Liability.

D. Subject to Clause IV.B., in the event of the reduction or exhaustion of the Underlying Limit of Liability by reason of payment of loss, this Policy shall:

         (1) in the event of reduction, pay excess of the reduced limits, and

         (2) in the event of exhaustion, continue in force as primary insurance; provided, however that in the case of exhaustion this Policy shall only pay excess of the retention or deductible applicable to the Primary Policy as set forth in Item G. of the Declarations, which shall be applied to any subsequent loss in the same manner as specified in the Primary Policy.

E. More than one claim involving the same wrongful act or related wrongful acts of one or more directors and officers shall be deemed to constitute a single claim and such single claim shall be deemed to have been made at the earliest of the following times.

         (1) the time the earliest claim involving the same wrongful act or related wrongful acts is first made, or

         (2) the time the claim involving the same wrongful act or related wrongful acts shall be deemed to have been made pursuant to Clause V.B., if applicable.

V.       NOTIFICATION

         A. If during the Policy Period or any optional extension period, if applicable, any claim is made against any director or officer, those insured hereunder shall, as a condition precedent to their right to be reimbursed under this Policy, give to Underwriters notice in writing as soon as practicable of any such claim, but in no event later than sixty (60) days after such claim is first made.

         B. If during the Policy Period or any optional extension period, if applicable, those insured hereunder first become aware of a specific wrongful act, and if those insured hereunder shall, during such period, give written notice to Underwriters as soon as practicable of:

                  (1)      the specific wrongful act, and

                  (2) the consequences which have or may result therefrom, and

                  (3) the circumstances by which those insured hereunder first became aware thereof,

                  then any claim not otherwise excluded by the terms of this policy subsequently made against the directors and officers arising out of such wrongful act or any related wrongful act shall be deemed for the purposes of this Policy to have been made at the time such notice was first given.

         C. Notice to Underwriters provided for in this Clause V. shall be given to the firm shown under Item E. of the Declarations.

VI.      WARRANTY CLAUSE

         It is warranted that the particulars and statements contained in the application for this Policy or contained in any application for any policy issued by Underwriters of which this Policy is a renewal thereof, a copy of which is attached hereto, and any material submitted therewith (which shall be retained on file by Underwriters and be deemed attached hereto, as if physically attached hereto), are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy. This Policy shall be deemed to be a single unitary contract and not a severable contract of insurance or a series of individual contracts of insurance with each of the persons or entities insured hereunder.


VII.     SERVICE OF SUIT

         It is agreed that in the event of the failure of the Underwriters hereon to pay any amount claimed to be due hereunder, the Underwriters hereon, at the request of the Insured (or Reinsured), will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes & Mount, 750 Seventh Avenue, New York, N.Y. 10019-6829 and that in any suit instituted against any one of them upon this contract, Underwriters will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

         The above-named are authorized and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Insured (or Reinsured) to give a written undertaking to the Insured (or Reinsured) that they will enter a general appearance upon Underwriters' behalf in the event such a Suit shall be instituted.

         Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor. Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office , as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance), and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

               (THIS IS AN APPLICATION FOR A CLAIMS MADE POLICY)



                                  APPLICATION

                                      FOR

                          DIRECTORS' AND OFFICERS' AND

                     COMPANY REIMBURSEMENT INDEMNITY POLICY


NOTICE: THE POLICY FOR WHICH APPLICATION IS MADE (THE "POLICY"), SUBJECT TO ITS TERMS, APPLIES ONLY To ANY "CLAIM" (As DEFINED IN THE POLICY) MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS "COSTS, CHARGES, AND EXPENSES" ("AS DEFINED IN THE POLICY") AND "COSTS CHARGES AND EXPENSES" SHALL BE APPLIED TO THE RETENTIONS. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED UNDER THE POLICY.




GENERAL INSTRUCTIONS FOR COMPLETING THIS APPLICATION:


1.       Please type or print in ink.

2.       Please  read carefully and answer all questions.     If a
         question is not applicable, so state. If space is insufficient to answer any question fully, attach a separate sheet.

3.       The original Application must be submitted.

4. The Chairman of the Board or the President must sign and date this Application.

5.       This Application and all   exhibits shall be held in
         confidence.

6. Please read the Policy for which application is made (the "Policy") prior to completing this Application.

7. The terms as used herein shall have the meaning stated in Paragraph II, Definitions, of the Policy.


--------------------------------------------------------------------------------



1.       Name of Parent Company     Liz Claiborne, Inc.

         Address           One Claiborne Avenue
                           (Number)  (Street)

                           North Bergen, NJ 07047
                           (City)           (State)           (Zip Code)

2. The Parent Company has continuously been in business since January/1976 (New York State Incorporation)
              (Month)(Year)

         April 1981 - Company went public and mergered into a Delaware Incorporation.

3. The Parent Company has continually paid cash dividends on its:

         (a)      Common Stock since May 1984 (b) Preferred Stock
                  since   None

4. Complete the following in respect of all classes of shares issued by the Parent Company:

                                              1                 2         3              4

                                              Preferred                  Common
         Class of shares                      Stock                      Stock
*        Number of shares outstanding         -0-            ------      78,576,834     ------

**       Number of shares owned by                           ------                     ------
         Directors (directly and/or           -0-                         2,929,936
         beneficially)
                                                             ------                     ------
***      Number of shares owned by balance
         of Executive Officers who are not
         Directors (directly and/or
         beneficially)                        -0-                            11,417
                                                             ------                     ------

         *        From 10Q Statement for First Half ended 7/2/94
         ** From Proxy Statement (less currently exercisable stock options included in proxy share figures)

5.       (a) Total number of wholly owned Subsidiaries at the
             inception date of the Policy:  34

                  Domestic 19 Foreign 15

                  List all such Subsidiaries for which coverage is requested and the date created or acquired:

                           See attached listing

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
         (a)      (1) Amity Dyeing & Finishing Partnership - 50% owned

         (b) Total number of controlled Subsidiaries (more than 50% but less than 100% owned) at the inception date of the
                  Policy:  None

                           Domestic               Foreign
                                    -------------        -------------

         List all such Subsidiaries for which coverage is requested and the date created or acquired:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


(c)      Does the Company request coverage for any entity where:
         (i) more than 50% of the outstanding securities representing the present right to vote for the election of directors of such entity were owned by the Parent Company and/or one or more of its subsidiaries prior to the inception date of the Policy and (2) not more than 50% of outstanding securities representing the present right to vote for the ejection of directors of such entity will be so owned at the inception date of the Policy?

                                    Yes     No   x
                                        ---     ---

         If the answer is yes list all such subsidiaries for which coverage is requested, the date created or acquired and the date such entity ceased to be a subsidiary:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


PLEASE NOTE THAT THE POLICY DOES NOT PROVIDE COVERAGE FOR ANY SUCH FORMER SUBSIDIARIES OR THEIR DIRECTORS AND OFFICERS. A REQUEST THAT COVERAGE BE PROVIDED FOR ANY SUCH FORMER SUBSIDIARIES AND ITS DIRECTORS AND OFFICERS DOES NOT BIND UNDERWRITERS TO PROVIDE SUCH COVERAGE.

6.       (a)      Does  any  person  or  entity (other than the Company) own
                  10% or more of any entity described in 5.(b) above?

                                            Yes      No  x
                                                ---     ---


                  If yes, give details:


                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         (b) does any person or entity own 10% or more of any class of shares issued by the Parent Company

                                            Yes  x   No
                                                ---     ---
                  If yes, give details:

                  See attached 13G filed by FMR Corporation
                  (Fidelity Holding Company)

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

7.       (a)      Complete the following for each of the Parent company's
                  last four fiscal years (use consolidated figures):
                  See attached Annual Reports.

                  Year (000)                           1993           1992             1991           1990
                  Total Consolidated Assets          1,236,338      1,256,308        1,170,645       984,505
                  Current Assets                     1,004,439      1,080,966        1,013,681       852,867
                  Current Liabilities                  254,438        248,177          249,830       244,149
                  Shareholders Equity                  978,291        997,775          909,599       713,149
                  Net Income                           126,924        218,824          222,748       205,800
                  Net Income Per Share                    1.56           2.61             2.61          2.37
                  Dividends Per Share                     .44             .39              .33           .24
                  Sales/Revenues                     2,204,297      2,194,330        2,007,177     1,728,868
                  Long Term Debt                          1334           1434             1615        15,131
                  Short Term Debt                          -0-            -0-              -0-           -0-



         (b) Has the company at any time over the last five years been in breach of any of its debt covenants or loan agreements?

                                                     Yes     No  x
                                                         ---    ---
8. Has the Company at any time over the last five years been involved in any policy dispute with any of its insurers (on any class of business)?


                                                     Yes      No  x
                                                         ---     ---
         If yes, give details:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

9. Give details of the Company's current directors' and officers' insurance:

         Insurer:          Federal Insurance Company (Chubb)

         Limit:            $25,000,000

         Period:           June 11, 1993 to August 11, 1993

                           $0 Each/All Insured Persons
         Retention:        $500,000 Insured Organization

         Premium:          $218,750 (including $8,750 premium for an outside
                                     Directorship Policy)

10.      (a)      Has the Company under consideration at the present time
                  or does it contemplate any acquisitions, tender offers or mergers


                                            Yes      No  x
                                                ---     ---

                  If yes, give details:

                  However, Company regularly reviews potential acquisition Candidates.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------



(b) Complete the following for all acquisitions made over the last five years which have increased the total assets of the company by 5% or more: Two acquisitions less than 5%. 1992 Acquisition of three Russ Tog Trademarks.
         1990 Acquisition of Shoes from Licensee.

         Entity            Date            Asset           Purchase    Method
         Acquired          Acquired        Value at        Price       Payment
                                           Date Acquired

         -------           --------        -------------   --------    -------

         -------           --------        -------------   --------    -------

         -------           --------        -------------   --------    -------

         -------           --------        -------------   --------    -------

         -------           --------        -------------   --------    -------

11. Has the Company ever repurchased its own shares at a price in excess of the market value at the time?

                                            Yes  x    No
                                                ---      ---

         If yes, give details:

         See attached Rider
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


12. Has the Company at any time over the last five years changed its accountants or external general counsel?

                                            Yes      No  x
                                                ---     ---
         If yes, give details:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

13.      Has the Company:

         (a) filed within the past 18 months or contemplated filing within the next 12 months any registration statement with the Securities and Exchange Commission for a public offering of securities?

                                            Yes      No  x
                                                ---     ---
                  If yes, furnish copy of prospectus.

         (b) issued within the past 18 months or contemplated issuing within the next 12 months any shares (common or otherwise)?

                                            Yes      No  x
                                                ---     ---

         If yes, give details:

         Other than        (1)      Stock Options granted.
                           (2)      Directors shares.
                           (3)      and certain restricted shares.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

14. The following officer of the Parent Company is designated to receive any and all notices from Underwriters or their authorized representative(s) concerning this insurance:

         Robert McKean - Vice President and Treasurer
         Roberta Karp - Vice President - General Counsel
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

15. List the date at the end of each of the last eight calendar quarters and the corresponding closing price for shares of the Parent Company's common stock:

         DATE                       PRICE

         07/02/94                   $21.50
         04/02/94                    23.75
         12/25/93                    21.00
         09/25/93                    20.125
         06/26/93                    30.125
         03/27/93                    36.625
         12/26/92                    42.00
         09/26/92                    38.125

16. Have any filings been made concerning the Company pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                            Yes      No  x
                                                ---     ---

         If yes, attach a copy of each such filing.


17. Has the Company made any filing pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                            Yes      No  x
                                                ---     ---

         If yes, attach a copy of each such filing.


18. What percentage of the Parent Company's common stock was sold and purchased during the last 12 months? Average daily volume of Company Common Stock traded is approximately .5% in 1993 and 1994.

19. No Claim which, if insurance had been in force similar to that now proposed would have fallen within the scope of such insurance has been made or is now pending against any person(s) proposed for insurance in the capacity of either director or officer of the Company, except as follows (if answer is none, so state):

         (1)      Fishbaum vs. Chazen et al*

         (2)      Ressler vs. Liz Claiborne, Inc. et al **

         (3)      Goldberg Family Trust vs. Chazen, et al ***

         (4)      Schneider vs. Chazen et al ***


          *       Action dismissed.

         **       Class Action.   (Includes Fishbaum individually)

        ***       Derivative Action has been consolidated.

20. No person proposed for this insurance is cognizant of any "Wrongful Act" which he/she has reason to suppose might afford grounds for any future Claim such as would fall within the scope of the Proposed insurance, except as follows (if answer is none, go state);

         None -
         The Company has no knowledge of any person proposed for this insurance who is cognizant of any wrongful act which might afford grounds for any future claim.


21. No similar insurance on behalf of the Company has been declined, cancelled or renewal thereof refused, except as follows (if answer is none, so state):

         None.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

22. The Company has not been involved in or had any knowledge of any pending anti-trust, price-fixing, tax, copyright, patent litigation or governmental regulatory or administrative proceedings except as follows (if answer is none, so state):

         (1)      Folio Impressions, Inc. vs. Liz Claiborne, Inc.
                  (Copyright action)

         (2) A Company called Park Schiffi has threatened a Copyright lawsuit. They have a demand of $60,000. We are having settlement discussions.

23. No fact, circumstance or situation indicating the probability of a Claim against which indemnification would be afforded by the proposed insurance is now known by any person(s) or entity(ies) applying for this insurance other than that which is disclosed in this Application. It is agreed by all concerned that if any person(s) or entity(ies) to be insured under the Policy has any knowledge of any such fact, circumstance, or situation, any Claim subsequently emanating therefrom shall be excluded from coverage under the proposed insurance. No knowledge of any pending claim except previously disclosed in this application.


24. It is warranted that the particulars and statements contained in the Application for the proposed Policy and any materials submitted herewith (which shall be retained on file by Underwriters and be deemed attached hereto, as if physically attached hereto), are the basis for the proposed Policy and are to be considered as incorporated into and constituting a part of the proposed Policy.


25. It is agreed that in the event there is any material change in the answers to the questions contained herein prior to the effective date of the Policy, the applicant will notify Underwriters and, at the sole discretion of Underwriters, any outstanding quotations may be modified or withdrawn.


26. Attached and made a part of this Application by reference are the following materials regarding the Parent Company:

         (a)      two copies of the Last Annual Report to Stockholders

         (b) two certified copies of the provisions of the Charter or By-Laws covering Indemnification of Directors and Officers, and

         (c) two copies of the Notice to stockholders and the Proxy Statement for either the last or the next annual meeting. Underwriters are hereby authorized to make any investigation and inquiry in Connection with this Application as they may deem necessary.

27. The undersigned declares that to the best of his/her knowledge the statements herein are true. Signing of this Application does not bind the undersigned to complete the insurance, but it is agreed that this Application, shall be the basis of the contract should a Policy be issued, and this Application will be attached to and become a part of such Policy, if issued. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Application as they may deem necessary.



                               Signed  /s/ Harvey Falk
                                      --------------------------------
                                      Harvey Falk
                                           Must Be Signed By
                                        Chairman of the Board or
                                        President of Parent Company

                              Capacity Vice Chairman of the Board and President
                                       -------------------------------

                              Company           Liz Claiborne, Inc.
                                       -------------------------------

                              Date              August 5, 1994
                                       -------------------------------

                              Submitted by      Frank Crystal & Co.
                                            --------------------------
                                                      (Agent)

                                    Date
                                        -------------------------------

SUBSIDIARIES OF LIZ CLAIBORNE, INC.

                                                                              DATE OF
NAME:                                                DOMICILE:          INCORPORATION:
Claiborne Limited                                    Hong Kong               02/26/85
Liz Claiborne Cosmetics, Inc.                        Delaware                06/19/85
Liz Claiborne Accessories, Inc.                      Delaware                12/12/85
Liz Claiborne Accessories-Sales, Inc.                Delaware                12/27/85
Liz Claiborne Export, Inc.                           Delaware                12/27/79
Liz Claiborne Foreign Holdings, Inc.                 Delaware                11/27/85
Liz Claiborne International, Limited                 Hong Kong               10/18/77
Liz Claiborne (Israel) Ltd.                          Israel                  06/16/65
Liz Claiborne (Italy) Ltd.                           Delaware                02/06/87
L.C. Licensing, Inc.                                 Delaware                11/30/89
Liz Claiborne Sales, Inc.                            Delaware                11/03/82
Liz Claiborne-Texas, Inc.                            Delaware                05/13/87
LCI Investments, Inc.                                Delaware                06/30/88
LCI Holdings, Inc.                                   Delaware                09/30/87
Liz Claiborne (Canada) Limited                       Canada                  12/17/88
Liz Claiborne, S.A.                                  Costa Rica              09/20/89
L.C. Caribbean Holdings, Inc.                        Delaware                09/17/89
Liz Claiborne Shoes, Inc.                            Delaware                07/18/90
L.C. Service Company, Inc.                           Delaware                04/25/90
Liz Claiborne (U.K.) Limited                         U.K.                    07/16/90
LCI - Claiborne Limited Partnership                  New Jersey              05/23/85
Liz Claiborne do Brasil Ltda.                        Brazil                  02/02/91
LC/QL Investments, Inc.                              Delaware                04/16/91
L.C. Dyeing, Inc.                                    Delaware                07/31/91
L.C. Augusta, Inc.                                   Delaware                07/31/91
Textiles Liz Claiborne Guatemala, S.A.               Guatemala               07/03/91
Liz Claiborne (Malaysia) SDN.BHD                     Malaysia                04/27/91
Liz Claiborne B.V.                                   Netherlands             09/10/92
RTVCH Holdings, Inc.                                 Delaware                05/11/92
Liz Claiborne Foreign Sales Corporation              US Virgin Islands        1/04/93
Liz Claiborne Operations (Israel)                    Israel                  02/22/93
         1993 Limited
Liz Claiborne Apparel                                China                   02/23/94
         (Shanghai) Co., Ltd.
Liz Claiborne Colombia Limitada                      Colombia                10/19/93
Liz Claiborne De El Salvador, S.A.,                  El Salvador             06/13/94
        de C.V.

[LOGO]

The Table of Syndicates referred to on the face of this Policy follows :

FOR LPSO USE ONLY          BROKER           LPSO No. & DATE   FOR LPSO USE ONLY         BROKER   LPSO No. & Date
UXO1 0811                  0501             61216 27/10/94                              0501     61216 27/10/94
         9                                                             10
-----------------------------------------------------------------------------------------------------------------------------------
AMOUNT, PERCENTAGE         SYNDICATE        UNDERWRITER'S     PAGE     AMOUNT, PERCENTAGE        SYNDICATE     UNDERWRITER'S   PAGE
OR PROPORTION                               REFERENCE                  OR PROPORTION                           REFERENCE
                                                                1                                                                2
PERCENT                                                                PERCENT
15.0000                       79            425GA4BB284C               0.8505                       991        0093294AA000
15.0000                      839            8416BC799040               0.5443                       546        TB600D94A414
10.0000                      861            11A41817V02B               6.8037                      1173        ALDPAA41004P
 4.0000                      484            XSP292D0012Q               0.6804                      1003        C671C0062038
 2.0000                      858            XSP292D0012Q               4.0822                       190        0837N01468
 5.1028                     1007            GC951N94A409
 2.3813                      623            L0799V94ANPD          THE LIST OF UNDERWRITING MEMBERS
 3.4018                      435            25105800               OF LLOYDS IS NUMBERED 1994/ 10
 1.3607                     1047            Y0191Z94A
 1.3607                      205            481N00242FPA
 1.0206                      672            C75XAE30403D
 0.5103                      122            CN463D94A200
 1.1906                     1215            426FD00546AA
 1.3607                     1038            RCCN03658JPL
 2.0000                      204            066836356401

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LINE                 No. of SYND.    FOR LPSO USE ONLY           TOTAL LINE                No. of SYND.   FOR LPSO USE ONLY
                                                                        78.6506                      20          NYE1      13592

[SEAL]                                                                    [SEAL]

                                       LLOYD'S
                                       POLICY



                                       ZKA9400406/D1767-2-94


                                       Assured: LIZ CLAIBORNE INC.




















                                       [LLOYD'S LONDON LOGO]

                                       Lloyd's, London
                                       1 Lime Street,
                                       London EC3M 7HA

                                       -----------------------------------------
                                       The Assured is requested to read this
                                       Policy and, if it is incorrect, return it immediately to your broker for alteration. In all communications the Policy Number appearing in line one of the Schedule should be quoted.


[       ]

[       ]
J(A)

                                  LIRMA POLICY

                                                        *or having agreed to pay

         IN CONSIDERATION of the Insured named in the Schedule
hereto having paid *the premium stated in the said Schedule to     [LIRMA LOGO]
the Insurers named herein who have hereunto subscribed their names ("the Insurers")

         THE INSURERS hereby severally agree each for the proportion set against its own name to indemnify the Insured or the Insured's Executors and Administrators against loss, damage or liability to the extent and in the manner set forth herein. Provided that the aggregate liability of the Insurers shall not exceed the Sum Insured or other limits as are set forth in the Schedule.

         If the Insured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

         IN WITNESS WHEREOF the Director of Policy Signing Services of LONDON INSURANCE AND REINSURANCE MARKET ASSOCIATION ("LIRMA") has subscribed his name on behalf of each of the LIRMA Companies and (where the Companies Collective Signing Agreement ("CCSA") is being implemented) on behalf of the Leading CCSA Company which is a LIRMA member and authorised to sign this Policy (either itself or by delegation to LIRMA) on behalf of all the other CCSA Companies.


Signed:  /s/ Maria Louise Rossi
         --------------------------------------
         Director of Policy Signing Services




Date as in the Schedule.

                                   LIRMA             Whether
The Insurers                       Company           CCSA           Proportion       Reference Numbers
                                   Number            or not
CNA INTERNATIONAL                  C4009                               6.8037%          355527941
REINSURANCE COMPANY LTD.

AEGON INSURANCE                    E2001                               0.6804%          K01SC0004435
COMPANY (UK  LTD.

ZURICH RE (UK) LTD.                Z4508                               2.7215%          Z70003635494

LIBERTY MUTUAL INSURANCE           L2805                               5.4429%          0400420194
COMPANY (UK) LTD.

                            SEVERAL LIABILITY NOTICE


The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.




LSW 1001 (Insurance) 08/94

       ATTACHING TO AND FORMING PART OF POLICY NO. ZKA9400406/D1767-2-94


                            SCHEDULE OF SUM ASSURED


LIMIT OF
LIABILITY:        US$10,000,000             in the Aggregate each Policy Period

                  Excess of:

                  US$15,000,000             in the Aggregate each Policy Period

RETENTIONS:       US$      NIL              each of the directors and officers
                                            each claim but in no event exceeding

                  US$      NIL              in the aggregate each claim all
                                            directors and officers

                  US$      500,000          each claim under company reimbursement
                                            section.

                                  THE SCHEDULE

================================================================================
The Insured

                           LIZ CLAIBORNE INC.
                           1 Claiborne Avenue,
                           North Bergen,
                           New Jersey 07047
--------------------------------------------------------------------------------
Premium                    US $14,866.08 part of US $95,000.00

Sum Insured                As set forth in the attached schedule




The Interest Insured       Directors and Officers and Company Reimbursement
                           Indemnity as more fully defined in the
                           undermentioned policy.




Insured Perils    EXCESS DIRECTORS AND OFFICERS AND COMPANY REIMBURSEMENT
                                        INDEMNITY.

                  15.6485% part of 100% of Limits as set forth herein

--------------------------------------------------------------------------------
Period of Insurance

                  11th August 1994          11th August 1995 both days at
From                               To       Noon Standard Time at the
                                            Principal Address stated herein

and for such further period or periods as may be mutually agreed.
--------------------------------------------------------------------------------
                               COINSURANCE CLAUSE

         It is warranted that this Policy shall run concurrently with and be subject to the same terms, provisions, and limitations as are contained in Policy No. ZKA9400406/D1767-2-94 issued by CERTAIN UNDERWRITERS AT LLOYDS, LONDON covering the identical subject matter and risk.

--------------------------------------------------------------------------------

                            No. ZKA9400406/D1767-2-94

                                      LIRMA
                                     POLICY



================================================================================




                          Name      LIZ CLAIBORNE INC.
                               --------------------------------






                          Expiry Date     11th August 1995
                                      -------------------------